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                                 FIRST AMENDMENT

               This First Amendment (the "First Amendment") to the Amended and Restated Limited Partnership Agreement of Polaris Industries Partners L.P., a Delaware limited partnership (the "Partnership"), dated August 18, 1993 between EIP Associates L.P., a Delaware limited partnership and the general partner of the Partnership (the "General Partner"), and Polaris Industries Holdings Inc., a Delaware corporation and the initial limited partner of the Partnership (the foregoing are sometimes collectively referred to herein as the "Parties").

                                   WITNESSETH:

               WHEREAS, the Parties entered into an Amended and Restated Limited Partnership Agreement dated as of September 9, 1987 (the "Agreement");

               WHEREAS, the General Partner has obtained the consent of two-thirds in interest of the BAC Holders (as defined in the Agreement) to amend the Agreement as set forth in this First Amendment; and

               WHEREAS, the Parties desire to amend certain provisions of the Agreement as hereinafter set forth.

               NOW, THEREFORE, in consideration of the premises and mutual promises contained in this First Amendment and intending to be legally bound hereby, the Parties agree as follows:

1. The following definitions shall be amended to read in their entireties as follows:

               "ADJUSTED CONTRIBUTION' means, with respect to a BAC Holder or Class B BAC Holder, $10 per BAC or per Class B BAC reduced by all distributions to such Holder of Net Cash from Sales or Refinancings pursuant to Section 8.2(d)."

               "'FIRST RIGHTS' means the rights to acquire up to a fixed number of BACs issuable to senior management, middle management and employees pursuant to the 1987 Management Ownership Plan and the 1987 Employee Ownership Plan adopted by the Partnership substantially in the form of Exhibits to the Registration Statement, as such Plans may be amended from time to time."

               "'HUTTON' means E.F. Hutton & Company Inc., a Delaware corporation, and its successors and assigns."

               "'SECOND RIGHTS' means the rights to acquire up to a fixed number of BACs issued to the General Partner in the form of a Second Rights Certificate substantially in the form of Exhibit 10(j) to the Registration Statement, as such Certificate may be amended from time to time."

2. The first sentence of Article III of the Agreement is amended to read in its entirety as follows:

               "The principal place of business and the principal executive and administrative office of the Partnership is located at 1225 Highway 169 North, Minneapolis, MN 55441."

3. The first sentence of Article VI of the Agreement is amended to read in its entirety as follows:

               "The General Partner of the Partnership is EIP Associates L.P., having offices at 1225 Highway 169 North, Minneapolis, MN 55441."

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4.   The third sentence of Article VI of the Agreement is amended to read in its entirety as follows:

               "The address of the Management Agent is 33 Flying Point Road, Southampton, New York 11968."

5.   Section 8.2(d) of the Agreement is amended to replace "$20" with "$10".

6. The preamble to Section 9.3(b) of the Agreement is amended to replace "$20" with "$10".

7.   Section 9.3(b)(iv) of the Agreement is amended to replace "$20" with "$10".

8. The preamble to Section 9.3(c) of the Agreement is amended to replace "$20" with "$10".

9.   Section 9.3(c)(iv) of the Agreement is amended to replace "$20" with "$10".

10.  Section 9.3(d)(iv) of the Agreement is amended to replace "$20" with "$10".

11.  Section 9.3(d)(v) of the Agreement is amended to replace "$20" with "$10".

12.  Section 9.11(b) of the Agreement is amended to replace "$20" with "$10".

13. Section 10.1(a) of the Agreement is amended by inserting the following after the sixth sentence thereof:

               "In the event of any other issuance of BACs hereunder, the General Partner will issue to the Initial Limited Partner, and the Initial Limited Partner will be credited on the books and records of the Partnership with, the number of Class A Interests corresponding to the number of BACs issued."

14. Section 10.1(a) of the Agreement is amended to replace the eighth sentence thereof (after taking into account the insertion provided for in Paragraph 13 above) with the following:

               "In addition, upon the conversion of Class B BACs by a Class B BAC Holder pursuant to Article XV hereof, exercise of a First or Second Right by a Rights Holder, or other issuance of BACs hereunder, the converting Class B BAC Holder, exercising Rights Holder or other such Holder will be deemed to have assigned the Class A Interests received upon conversion, exercise or otherwise to the Initial Limited Partner in exchange for the assignment by the Initial Limited Partner of all its rights and interests in and to such Class A Interests, except as provided below."

15. Section 11.2(a) of the Agreement is amended to add a new paragraph (xx) as follows:

               "(xx) to effect splits of Limited Partnership Interests and BACs, and to make appropriate conforming changes to this Agreement (including, without limitation, changing per BAC dollar amounts);"

and to redesignate existing paragraphs (xx), (xxi), (xxii) and (xxiii) as paragraphs (xxi), (xxii), (xxiii) and (xxiv), respectively.

16. The first sentence of Article XV of the Agreement is amended to replace "12,000,000" with "40,000,000".

17. The first two sentences of Section 15.1 of the Agreement are amended to read in their entirety as follows:

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               "15.1 CLASS A INTERESTS.  Of the 40,000,000 authorized Class A
          Interests, 11,250,000 shall be reserved for issuance to the Initial Limited Partner in connection with the Offering of BACs and any split of such Class A Interests, 2,500,000 shall be reserved for issuance to the Initial Limited Partner upon conversion of the Class B BACs pursuant to Sections 15.2 and 15.3 hereof and any split of such Class A Interests, and 2,400,000 and 850,000 shall be reserved for issuance to the Initial Limited Partner upon exercise of the First Rights and Second Rights, respectively, and any split of such First or Second Rights or Class A Interests. The General Partner is authorized to cause the issuance of the remaining 23,000,000 BACs as well as any BACs not sold in the Offering, utilized upon conversion of Class B BACs, exercise of First Rights or Second Rights or issued in any split, at any time or from time to time, to any Persons, in order to raise additional capital, acquire assets, redeem or retire Partnership Indebtedness, repurchase BACs if required pursuant to Section 9.9, provide benefits to employees of the Partnership of the Operating Partnership, effect any split or for any other Partnership purpose, all without any consent or approval of the Limited Partners."

18. Section 15.3 of the Agreement is amended to insert "(in each case, prior to the effect of any split)" after the words "Right exercised".

19. Section 22.11 of the Agreement is amended to read in its entirety as follows:

               "22.11 NOTICE. A copy of any Notification of the Partnership or General Partner shall be sent to EIP Capital Corporation, 33 Flying Point Road, Southampton, New York 11968."

20. Any further changes to the Agreement necessary to effect the split of Class A Interests and related BACs or First or Second Rights described above are hereby considered to have been made, and the General Partner is authorized to take such action as is required to evidence such changes.


               IN WITNESS WHEREOF, the Parties have executed this First Amendment on August 18, 1993.

                                        GENERAL PARTNER:

                                        EIP ASSOCIATES L.P.

                                        By:  EIP CAPITAL CORPORATION
                                             Its General Partner


                                             By:  /s/ Victor K. Atkins, Jr.
                                                 ------------------------------
                                                  Victor K. Atkins, Jr.
                                                  President


                                        LIMITED PARTNER:

                                        POLARIS INDUSTRIES HOLDINGS INC.


                                             By:
                                                 ------------------------------
                                                  Name:
                                                  Title:

                                       -3-

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               "15.1  CLASS A INTERESTS.  Of the 40,000,000 authorized Class A
          Interests, 11,250,000 shall be reserved for issuance to the Initial Limited Partner in connection with the Offering of BACs and any split of such Class A Interests, 2,500,000 shall be reserved for issuance to the Initial Limited Partner upon conversion of the Class B BACs pursuant to Sections 15.2 and 15.3 hereof and any split of such Class A Interests, and 2,400,000 and 850,000 shall be reserved for issuance to the Initial Limited Partner upon exercise of the First Rights and Second Rights, respectively, and any split of such First or Second Rights or Class A Interests. The General Partner is authorized to cause the issuance of the remaining 23,000,000 BACs as well as any BACs not sold in the Offering, utilized upon conversion of Class B BACs, exercise of First Rights or Second Rights or issued in any split, at any time or from time to time, to any Persons, in order to raise additional capital, acquire assets, redeem or retire Partnership Indebtedness, repurchase BACs if required pursuant to Section 9.9, provide benefits to employees of the Partnership of the Operating Partnership, effect any split or for any other Partnership purpose, all without any consent or approval of the Limited Partners."

18. Section 15.3 of the Agreement is amended to insert "(in each case, prior to the effect of any split)" after the words "Right exercised".

19. Section 22.11 of the Agreement is amended to read in its entirety as follows:

               "22.11 NOTICE. A copy of any Notification of the Partnership or General Partner shall be sent to EIP Capital Corporation, 33 Flying Point Road, Southampton, New York 11968."

20. Any further changes to the Agreement necessary to effect the split of Class A Interests and related BACs or First or Second Rights described above are hereby considered to have been made, and the General Partner is authorized to take such action as is required to evidence such changes.


               IN WITNESS WHEREOF, the Parties have executed this First Amendment on August 18, 1993.

                                        GENERAL PARTNER:

                                        EIP ASSOCIATES L.P.

                                        By:  EIP CAPITAL CORPORATION
                                             Its General Partner


                                             By:
                                                 ------------------------------
                                                  Victor K. Atkins, Jr.
                                                  President


                                        INITIAL LIMITED PARTNER:

                                        POLARIS INDUSTRIES HOLDINGS INC.


                                             By:  /s/ Ron Hiram
                                                 ------------------------------
                                                  Name:  Ron Hiram
                                                  Title: President

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